BBH TRUST
BBH BROAD MARKET FUND
class n  shares (“BBBMX”)

class i  shares (“BBBIX”)

BBH CORE SELECT
class n shares (“BBTEX”)

retail class shares (“BBTRX”)

BBH INTERNATIONAL EQUITY FUND
class n shares (“BBHEX”)

class i shares (“BBHLX”)

 (each, a “Fund” and collectively, the “Funds”)

Supplement dated June 1, 2011 to the Statement of Additional Information, dated February 28, 2011, of each Fund

Effective June 1, 2011, the Statement of Additional Information of each Fund is amended as follows:

The section entitled “Purchases and Redemptions” of each Fund’s Statement of Additional Information is hereby revised by adding the following after the seventh paragraph in that section:

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges by:
•
accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

•	accounts of shareholders who have died or become disabled;
•	shareholders redeeming or exchanging shares:
—
in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;
•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size (see “Redemptions by the Fund” below);
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.